SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 13, 2003

                             BOSTON BIOMEDICA, INC.
              ----------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-21615                                    04-2652826
    ----------------------                ---------------------------------
   (Commission File Number)              (I.R.S.Employer Identification No.)

  375 West Street, West Bridgewater, MA                           02379
  --------------------------------------                        --------
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (508) 580-1900
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS
------

On February 14, 2003, Boston Biomedica, Inc. announced that the Company's Board of Directors had terminated Richard T. Schumacher as Chairman and Chief Executive Officer. A copy of the press release issued on February 14, 2003 regarding the termination of Mr. Schumacher is filed as Exhibit 99.1.


ITEM 7.           EXHIBITS
------

Exhibit Number                  Description
--------------                  -----------
99.1                            Press Release dated February 14, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 24, 2003                 BOSTON BIOMEDICA, INC.



                               By:       /s/ Kevin W. Quinlan
                                         --------------------------------------
                                         Kevin W. Quinlan,
                                         President and Chief Operating Officer
                                         and Treasurer

                                INDEX TO EXHIBITS

  Exhibit
   Number                           Description
-----------   ------------------------------------------------------


   99.1       Press Release dated February 14, 2003